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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 28, 1999
                              (December 15, 1999)


                             INFORMATICA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


                                                 77-0333710
     (Commission File Number)         (I.R.S. Employer Identification No.)


                  3350 West Bayshore Road, Palo Alto, CA    94303
            (Address of Principal Executive Offices)      (Zip Code)


                                 (650) 682-6200
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On December 15, 1999, pursuant to the Agreement and Plan of Merger, dated as of December 15, 1999, by and among Informatica Corporation (the "Registrant"), I-1 Merger Corp., a Delaware corporation ("Merger Sub") and Influence Software, Inc., a privately held California corporation ("Influence") (the "Agreement"), the Registrant completed the merger of Merger Sub, a wholly-owned subsidiary of the Registrant, with and into Influence, with Influence being the surviving corporation of the merger and becoming a wholly-owned subsidiary of the Registrant. The transaction was closed on December 15, 1999 and is being accounted for as a pooling transaction.

        As consideration for the transaction, the Registrant issued 649,542 shares of the Registrant's common stock, $0.001 par value, in exchange for the outstanding shares of capital stock of Influence, subject to the withholding of 10% of such shares in escrow in accordance with the terms of the Agreement. At the effective time of the merger, all outstanding options to purchase shares of Influence common stock were automatically converted into options to purchase the Registrant's common stock based upon the conversion factor set forth in the Agreement with corresponding adjustment to their respective exercise prices.

        The Registrant currently intends that Influence's business will continue to be operated in its current manner. Certain of the assets of Influence were used in the development and support of Influence's industry-specific, analytic software applications for enterprise and electronics business performance management, and the Registrant currently intends to use such assets in substantially the same manner.

        The total value of consideration paid for the purchase transaction was determined based on arm's length negotiations between the Registrant and Influence, which took into account Influence's financial position, operating history, products, intellectual property and other factors relating to Influence's business and certain income tax aspects of the transaction. There are no material relationships between Influence and either the Registrant or Merger Sub or any of their respective affiliates or any director or officer of the Registrant or Merger Sub or any associate of such director or officer.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     Financial Statements of Businesses Acquired

        It is impractical for Registrant to file the required financial statements at this time. Registrant intends to file with the Securities and Exchange Commission such financial statements within 60 days of the filing date of this report.

(b)     Pro Forma Financial Information

        See response to Item 7(a).

(c)     Exhibits

        The Exhibit Index appearing on page 4 is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             INFORMATICA CORPORATION
                             (the Registrant)



                              By:         /s/ Diaz Nesamoney
                                  -----------------------------------
                                          Diaz Nesamoney,
                                          President

Dated:  December 28, 1999



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                                  EXHIBIT INDEX

                                                                    Sequentially
   Exhibit                                                            Numbered
    Number                       Description                            Page
   -------                       -----------                        ------------
     2.1           Agreement and Plan of Merger by and                   6
                   among Informatica Corporation, I-1
                   Merger Corp., and Influence Software,
                   Inc.










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Pursuant to Item 601(b)(2) of Regulation S-K, the following exhibits to this
Agreement and Plan of Merger have been omitted. Such exhibits will be submitted to the Securities and Exchange Commission upon request.

           EXHIBIT                            NAME
           -------                            ----
          Exhibit B      Proprietary Information and Inventions Agreement
          Exhibit C      Opinion from Company Counsel
          Exhibit D      Opinion from Acquiror's Counsel
          Exhibit E      Form of Affiliates Agreement








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